A D VALOREM DUTY PAID
ASST. COLLECTOR

STAMP DUTY 22.10.12 HONG KONG

HONG KONG 0010.0 STAMP DUTY PAID

INSTRUMENT OF TRANSFER

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯倫科技有限公司

STAMP OFFICE 22.10.12 HONG KONG

I (We) 陳詩昌 CHEN,SHIH-CHANG (Transferor) of
臺灣省臺北桃園縣大溪鎮南興裡 12 鄰仁和路二段 60 巷 8 號
in consideration of the Sum of HKD10,000
paid to me（us）by(name in full) HEBRON TECHNOLOGY CO., LTD
(occupation) CORPORATION
Of(full address): P.P. Box 957,Offshore Incorporations Centre, Road Town, Tortola,British Virgin Islands
（hereinafter called "the said Transferee"）do hereby transfer to the said Transferee the TEN THOUSAND SHARE(S) Shares numbered (10,000) standing in my (our)name in the Register of

HONGKONG XIBOLUN TECHNOLOGY LIMITED
香港希伯伦科技有限公司

to hold unto the said Transferee his Executors,Administrators or Assigns,subject to the several conditions upon which I(we) hold the same at the time of execution hereof,And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions

Witness our hands the 22 OCT 2012

Witness to the signature(s)of

Name

Address

陳詩昌

(陳詩昌 CHEN,SHIH-CHANG)
Transferor

Witness to the signature(s)of

Name

Address

For and on behalf of
HEBRON TECHNOLOGY CO., LTD.

Authorised Signature(s)

(Hebron Technology Co., Ltd)
Transferee

Dated: 22 OCT 2012

SOLD NOTE

Name of Purchaser(Transferee): HEBRON TECHNOLOGY CO., LTD

Address: P.P. Box 957,Offshore Incorporations Centre, Road Town,Tortola,British Virgin Islands

Occupation: CORPORATION

Name of Company in which the shares to be transferred:

HONGKONG XIBOLUN TECHNOLOGY LIMITED

香港希伯倫科技有限公司

Number of Shares: TEN THOUSAND SHARE(S) of HKD1.00 each.

Consideration Received: Hong Kong Dollars TEN THOUSAND (HKD10,000)

陳詩昌

(陳詩昌 CHEN,SHIH-CHANG)
Transferor

Hong Kong, Dated 22 OCT 2012

BOUGHT NOTE

Name of Seller(Transferor): 陳詩昌 CHEN,SHIH-CHANG

Address: 臺灣省臺北桃園縣大溪鎮南興裡 12 鄰仁和路二段 60 巷 8 號

Occupation: MERCHANT

Name of Company in which the shares to be transferred:

HONGKONG XIBOLUN TECHNOLOGY LIMITED

香港希伯倫科技有限公司

Number of Shares: TEN THOUSAND SHARE(S) of HKD1.00 each.

Consideration Received: Hong Kong Dollars TEN THOUSAND (HKD10,000)

For and on behalf of
HEBRON TECHNOLOGY CO., LTD.

Authorised Signature(s)

(Hebron Technology Co., Ltd)
Transferee

Hong Kong, Dated 22 OCT 2012